25. EMPLOYMENT AGREEMENTS	12 Months Ended
Dec. 31, 2012
Notes to Financial Statements
Note 25. EMPLOYMENT AGREEMENTS

 George J. Coates

George J. Coates was being compensated under an employment agreement which originally provided for annual salary of $183,549, an annual performance bonus, vacation, sick leave and participation in health, dental and life insurance and any other established benefit plans. In August 2008, the board authorized an increase in Mr. Coates’ annual base compensation under this prior agreement to $250,000. This employment agreement terminated in October 2011 and the Company has not entered into another employment agreement. Although George J. Coates is the majority shareholder of the Company, he could voluntarily terminate his employment with the Company at any time and for any reason. In such case, he would not be prevented from establishing one or more new businesses that might compete with the Company.

Gregory Coates

Gregory Coates was being compensated under an employment agreement which originally provided for annual salary of $79,898, plus vacation, sick leave and participation in health, dental and life insurance and any other established benefit plans. In August 2008, the board authorized an increase in Gregory Coates’ annual base compensation to $150,000. This employment agreement terminated in October 2011 and the Company has not entered into another employment agreement. Although Gregory Coates is a major shareholder of the Company, he could voluntarily terminate his employment with the Company at any time and for any reason. In such case, he would not be prevented from establishing one or more new businesses that might compete with the Company.